SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 8th day of August, 2002.


                                                THE HARTFORD MUTUAL FUNDS, INC.


                                                By:  /s/ David M. Znamierowski
                                                     -------------------------
                                                         David M. Znamierowski
                                                         Its: President

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated. The undersigned have executed this registration statement on behalf of The Hartford Mutual Funds, Inc. and its constituent series.




Signature                                   Title                               Date


/s/ David M. Znamierowski                President                          August 8, 2002
---------------------------              (Chief Executive Officer
David M. Znamierowski                    & Director)


/s/ Tamara L. Fagely                     Controller & Treasurer             August 8, 2002
---------------------------              (Chief Accounting Officer &
Tamara L. Fagely                         Chief Financial Officer)


             *                           Director                           August 8, 2002
---------------------------
Winifred E. Coleman


             *                           Director                           August 8, 2002
---------------------------
Robert M. Gavin, Jr.


             *                           Director                           August 8, 2002
---------------------------
Duane E. Hill






             *                           Director                           August 8, 2002
---------------------------
Thomas M. Marra


             *                           Director                           August 8, 2002
---------------------------
Phillip O. Peterson

             *                           Director                           August 8, 2002
---------------------------
Millard H. Pryor, Jr.


             *                           Director                           August 8, 2002
---------------------------
Lowndes A. Smith


             *                           Director                           August 8, 2002
---------------------------
John K. Springer


    /s/ Kevin J. Carr                                                       August 8, 2002
---------------------------
* By Kevin J. Carr
     Attorney-in-fact



* Executed pursuant to power of attorney filed herewith.